Exhibit 10.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Annual Report on Form 20-F of Companhia Vale do Rio Doce for the year ended December 31, 2001 of our report dated March 28, 2002, relating to the consolidated financial statements of Companhia Vale do Rio Doce and its subsidiaries, which appears in such Annual Report. We also consent to the references to us under the headings "Experts"and "Selected Consolidated Financial Data" in such Annual Report.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Auditores Independentes

Rio de Janeiro, Brazil
June 26, 2002